UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Amgen Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Dear Amgen Stockholder:

You have previously been sent proxy materials for the 2009 Annual Meeting of Stockholders of Amgen Inc. to be held on May 6, 2009. Your Amgen Inc. shares are registered in the name of your broker as the holder of record.

YOUR SHARES CANNOT BE VOTED ON CERTAIN PROPOSALS UNLESS YOU GIVE SPECIFIC VOTING INSTRUCTIONS!

Please forward your voting form as soon as possible using one of the following methods:

Available 24 Hours – 7 Days a Week!

VOTE BY TELEPHONE	VOTE BY INTERNET	VOTE BY MAIL

Using a touch-tone telephone, call the toll-free number which appears on your enclosed voting form.	Go to website: WWW.PROXYVOTE.COM	Mark, sign and date your voting form and return in the postage-paid envelope.

Just follow these three easy steps:

1.  Read the Amgen Inc. Proxy Statement and enclosed voting card.

2.  Call the toll-free number
1-800-454-8683.

3.  Please have your voting form in hand and follow the simple instructions.

Just follow these three easy steps:

1.  Read the Amgen Inc. Proxy Statement and enclosed voting card.

2.  Go to the website www.proxyvote.com.

3.  Please have your voting form in hand and follow the simple instructions.

Just follow these three easy steps:

1.  Read the Amgen Inc. Proxy Statement and enclosed voting card.

2.  Mark, sign and date your voting form.

3.  Return the voting form in the postage-paid envelope we have provided or return to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote by telephone or Internet, do not return your voting form. If you have already voted, you do not need to vote again.

Thank you for your vote!

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information AMGEN INC.

Meeting Type: Annual For holders as of: 03/09/09

Date: 05/06/09 Time: 11:00 A.M., PDT Location: The St. Regis San Francisco 125 3rd Street San Francisco, California 94103

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions. m12834

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT FORM 10-K WRAP

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 04/21/09.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Telephone: To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.

Vote By Mail: Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

M12835

Voting Items

The Board of Directors recommends a vote "FOR" each of items #1, #2, #3 and #4 below.

1. To elect twelve directors to the Board of Directors of Amgen Inc. for a term of office expiring at the 2010 annual meeting of stockholders. The nominees for election to the Board are:

	For	Against	Abstain
1a. Dr. David Baltimore	☐	☐	☐
1b. Mr. Frank J. Biondi, Jr.	☐	☐	☐
1c. Mr. François de Carbonnel	☐	☐	☐
1d. Mr. Jerry D. Choate	☐	☐	☐
1e. Dr. Vance D. Coffman	☐	☐	☐
1f. Mr. Frederick W. Gluck	☐	☐	☐
1g. Mr. Frank C. Herringer	☐	☐	☐
1h. Dr. Gilbert S. Omenn	☐	☐	☐
1i. Ms. Judith C. Pelham	☐	☐	☐
1j. Adm. J. Paul Reason, USN (Retired)	☐	☐	☐
1k. Mr. Leonard D. Schaeffer	☐	☐	☐
1l. Mr. Kevin W. Sharer	☐	☐	☐

	For	Against	Abstain
2. To ratify the selection of Ernst & Young LLP as our independent registered public accountants for the year ending December 31, 2009.	☐	☐	☐
3. To approve the proposed 2009 Equity Incentive Plan, which authorizes the issuance of 100,000,000 shares.	☐	☐	☐
4. To approve the proposed amendment to our Restated Certificate of Incorporation, as amended, which reduces the sixty-six and two-thirds percent (66-2/3%) voting requirement to a simple majority voting requirement for approval of certain business combinations.	☐	☐	☐

The Board of Directors recommends a vote "AGAINST" Stockholder Proposals #1 and #2.

5. STOCKHOLDER PROPOSALS:

	For	Against	Abstain
5a. Stockholder Proposal #1 (Amend our Bylaws to permit 10 percent of our outstanding Common Stock the ability to call special meetings.)	☐	☐	☐
5b. Stockholder Proposal #2 (Change our jurisdiction of incorporation from Delaware to North Dakota.)	☐	☐	☐

M12836

Non-Voting items

PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE

MEETING AND VOTE THESE 0 SHARES IN PERSON

Voting Instructions

M12837

Signature 1—(Please sign on line) Signature 2—(Joint Owners) Date—(Please print date)